UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2008

Brooke Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Kansas	001-31698	48-1009756
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10950 Grandview Drive, Suite 600, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(913) 661-0123

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On May 21, 2008, Brooke Corporation (NASDAQ:BXXX) issued a press release describing certain of the company's investments and certain indebtedness secured by such investments. The release states the company's intention to sell certain investments during 2008 and announces a delay in the distribution of shares of Aleritas Capital Corp. and a postponement of cash dividends. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brooke Corporation

May 22, 2008	By:	/s/ Leland G. Orr

Name: Leland G. Orr
Title: President & CEO

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated May 21, 2008